FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                              SECTION 305(b)(2) |X|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                        13-5160382
(State of incorporation                         (I.R.S. employer
if not a U.S. national bank)                    identification no.)



One Wall Street, New York, N.Y.                  10286
(Address of principal executive offices)         (Zip code)

        TIERS(SM) Callable Principal-Protected Asset Backed Certificates
                         Trust Series S&P 1999-2

               (Exact name of obligor as specified in its charter)

Cayman Islands                                             N/A
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

c/o Structured Products Corp.
390 Greenwich Street
New York, New York                                        10013
(Address of principal executive offices)                  (Zip code)

                                  -------------

   2,700,000 TIERS(SM) Callable Principal-Protected Asset Backed Trust
                         Certificates, Series S&P 1999-2
                            (Title of the securities)

========================================================================

1. GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
 Name                                              Address

--------------------------------------------------------------------------------

Superintendent of Banks of the State of         2 Rector Street, New York,
New York                                        N.Y.  10006, and
                                                Albany, N.Y. 12203

Federal Reserve Bank of New York                33 Liberty Plaza, New York,
                                                N.Y.  10045

Federal Deposit Insurance Corporation           Washington, D.C.  20429

New York Clearing House Association             New York, New York 10005

(b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of December, 1999.


                                          THE BANK OF NEW YORK

                                   By:    /S/  REYNE A. MACADAEG
                                         -------------------------------------
                                          Name:    REYNE A. MACADAEG
                                          Title:   VICE  PRESIDENT

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
ASSETS                                              In Thousands
Cash and balances due from
  depository institutions:
  Noninterest-bearing balances
   and currency and coin.........                     $6,394,412
  Interest-bearing balances......                      3,966,749
Securities:
  Held-to-maturity securities....                        805,227
  Available-for-sale securities..                      4,152,260
Federal funds sold and
  Securities purchased under
  agreements to resell...........                      1,449,439
Loans and lease financing
  receivables:
  Loans and leases, net of
   unearned
   income...............                              37,900,739
  LESS: Allowance for loan and
   lease losses............                              572,761
  LESS: Allocated transfer risk
   reserve.......................                         11,754
  Loans and leases, net of
   unearned income, allowance,
   and reserve...................                     37,316,224
Trading Assets...................                      1,646,634
Premises and fixed assets
  (including capitalized leases).                        678,439
Other real estate owned..........                         11,571
Investments in unconsolidated
  subsidiaries and associated
  companies......................                        183,038
Customers' liability to this
  bank on acceptances outstanding                        349,282

Intangible assets................                        790,558
Other assets.....................                      2,498,658
                                                      ----------
Total assets.....................                    $60,242,491
                                                     ============

LIABILITIES
Deposits:

  In domestic offices............                    $26,030,231
  Noninterest-bearing...                              11,348,986
  Interest-bearing.....                               14,681,245
  In foreign offices, Edge and
   Agreement subsidiaries, and
   IBFs..........................                     18,530,950
  Noninterest-bearing.....                               156,624
  Interest-bearing.....                               18,374,326
Federal funds purchased and
  Securities sold under
  agreements to repurchase.......                      2,094,678
Demand notes issued to the
  U.S.Treasury...................                        232,459
Trading liabilities..............                      2,081,462
Other borrowed money:
  With remaining maturity of one
   year or less..................                        863,201
  With remaining maturity of
   more than one year through
   three years...................                            449
  With remaining maturity of
   more than three years.........                         31,080
Bank's liability on acceptances
  executed and outstanding.......                        351,286
Subordinated notes and debentures                      1,308,000
Other liabilities................                      3,055,031
Total liabilities................                      ----------

                                                      54,578,827
                                                     ============
EQUITY CAPITAL

Common stock.....................                      1,135,284
Surplus..........................                        815,314
Undivided profits and capital
  reserves.......................                      3,759,164
Net unrealized holding gains
  (losses) on available-for-sale
  securities.....................                        (15,440)
Cumulative foreign currency

  translation adjustments........                        (30,658)
                                                        ----------
Total equity capital.............                       5,663,664
Total liabilities and equity                            ----------
  capital........................                      $60,242,491
                                                       ============


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                           Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni
Alan R. Griffith                            Directors
Gerald L. Hassell